UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 14, 2011

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-173514; 333-165975; 333-150885; 333-158745	02-0786880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania	19044
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

The information set forth in Item 8.01 below is incorporated by reference into this Item 7.01.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 – Other Events

As previously disclosed, APAC Customer Services, Inc. (“APAC”), a leader in global outsourced services and solutions, and One Equity Partners (“OEP”), the majority stockholder of NCO Group, Inc. (referred to as “us” or the “Company”), entered into a definitive merger agreement on July 6, 2011, under which an affiliate of OEP would acquire 100 percent of APAC, through an all-cash transaction with an aggregate equity value of approximately $470 million. OEP has informed us that the transaction closed on October 14, 2011. OEP has further informed us that, OEP intends to continue to, as previously disclosed, seek to combine APAC with the Company to build market leadership in business process outsourcing and customer care solutions. The terms of any such combination have not been finalized and there can be no assurance that any such combination will be completed or if completed, the terms or timing of any such combination. We may have to borrow money, incur liabilities, or sell or issue stock as part of any combination and we may not be able to do so on terms favorable to us. Additional borrowings and liabilities may have a materially adverse effect on our liquidity and capital resources. Completing any such combination involves a number of risks, including diverting management’s attention from our daily operations, the use of additional management, operational and financial resources, system conversions, and the inability to maintain key pre-combination relationships with customers, suppliers and employees. We might not be able to successfully integrate the combination into our business or operate the combined businesses profitably, and we may be subject to unanticipated problems and liabilities of APAC. On October 14, 2011, APAC issued a press release announcing the acquisition by OEP. A copy of the press release is attached hereto as Exhibit 99.1.

Certain statements in this current report, including, without limitation, statements as to a potential combination with APAC, statements as to the Company’s or management’s beliefs, expectations or opinions, and all other statements in this press release, other than historical facts, are forward-looking statements, as such term is defined in the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. Forward-looking statements are subject to risks and uncertainties, are subject to change at any time and may be affected by various factors that may cause actual results to differ materially from the expected or planned results. In addition to the factors discussed above, certain other factors, including without limitation, risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2010, can cause actual results and developments to be materially different from those expressed or implied by such forward-looking statements. The Company disclaims any intent or obligation to publicly update or revise any forward-looking statements, regardless of whether new information becomes available, future developments occur or otherwise.

Item 9.01 – Financial Statements and Exhibits

(d)                     Exhibits

No.	Description

99.1	Press Release dated October 14, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: October 17, 2011	By:	/s/ John R. Schwab
	Name:	John R. Schwab
	Title:	Executive Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated October 14, 2011.